MTR Corporation Limited
香港鐵路有限公司
www.mtr.com.hk

CONFIDENTIAL

MTR

Our Ref: PCD(O)/M996-08E/104

Date: 17 October 2008

UniVision Engineering Limited
8/F, Lever Tech. Centre
69-71 King Yip Street
Kwun Tong
Kowloon
Hong Kong

Attn: Mr. C H Wong, CEO

Dear Sirs

Contract M996-08E
Maintenance Services for Station Communication Systems
in ISL, KTL, TWL, TKL, DRL & WRL
Letter of Acceptance

1. I am pleased to inform you that your tender dated 31 July 2008 for Contract M996-08E : Maintenance Services for Station Communication Systems in ISL, KTL, TWL, TKL, DRL & WRL, as subsequently modified by the Letter of Clarification dated 11 September 2008 ref. PCD(O)/M996-08E/104 and the documents referenced therein, is hereby accepted by the Corporation in the fixed price Contract Sum of HONG KONG DOLLARS TWENTY EIGHT MILLION NINE HUNDRED AND ONE THOUSAND ONLY (HK$28,901,000.00).

2. Mr Jacob Kam, Head of Operations Engineering, is appointed as the Corporation's Representative for the Contract pursuant to Clause 1.1.7 of the Conditions of Contract.

3. Would you please acknowledge receipt of this letter by signing and returning the attached duplicate.

Yours faithfully

Martin J. Dunn
General Manager - Procurement & Contracts
JT/DF/RI

* Encl

M996-08ENLoA.doc

MTR Headquarters Building, Telford Plaza, Kowloon Bay,
Kowloon, Hong Kong. GPO Box 9916, Hong Kong
Tel (852) 2993 2111 Fax (852) 2798 8822

香港九龍灣德福廣場港鐵總部大樓
香港郵政總局信箱9916號
電話 (852) 2993 2111 傳真 (852) 2798 8822